SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 4, 2005

COMMERCE DEVELOPMENT CORPORATION, LTD.
(Exact name of the registrant as specified in its charter)

Maryland	8742	33-0843696
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

8880 Rio San Diego Drive, 8th Floor San Diego, California 92108 (619) 209-6035 (Address and telephone number of principal executive offices)	8880 Rio San Diego Drive, 8th Floor San Diego, California 92108 (619) 209-6035 (Address of principal place of business or intended principal place of business)

Mr. Andrew E. Mercer
8880 Rio San Diego Drive, 8th Floor
San Diego, California 92108
(619) 209-6035 (Office)
(619) 209-6078 (Facsimile)
(Name, address and telephone number of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On April 4, 2005 the Registrant notified its prior independent auditors, Russell Bedford Stefanou Mirchandani LLP, Certified Public Accountants (“RBSM”) that their engagement was being terminated and that Lawrence Scharfman CPA, P.A., Boynton Beach FL had been retained as the new independent auditors.

RBSM has served as the independent auditors of the Registrant since prior to December 31, 2003.

RBSM's report's on the on the Registrant's financial statements as of and for the years ended, December 31, 2003 and 2002, and the period May 13, 1998 (date of inception) though December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles; however, the audit reports for the years ended December 31, 2003 and 2002 , and the period May 13, 1998 (date of inception) though December 31, 2003 contained an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern. The decision to change its certifying accountant was approved by the Company’s Board of Directors. During the years ended December 31, 2003 and 2002 and the period May 13, 1998 (date of inception) through December 31, 2003, and the subsequent interim period through April 4, 2005 the Company has not had any disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure

RBSM did not advise the Registrant with regard to any of the following:

1)	That internal controls necessary to develop reliable financial statements did not exist except as noted below; or

2)	That the scope of the audit should be expanded significantly, or information has come to the accountant’s attention that the accountant has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, and the issue was not resolved to the accountant’s satisfaction prior to its resignation or dismissal except as noted below.

RBSM furnished the Registrant with a letter addressed to the United States Securities and Exchange Commission stating that it agrees with the above statements, which letter is attached hereto as Exhibit 16.1.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Financial Statements of Businesses Acquired

         Not Applicable.

      (b) Pro Forma Financial Information

         Not Applicable.

      (c) Exhibits

16.1	Letter regarding change in certifying accountant from Russell Bedford Stefanou Mirchandani LLP, Certified Public Accountants to the United States Securities and Exchange Commission.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2005	Commerce Development Corporation, Ltd. By: /s/ Andrew Mercer Andrew Mercer Chief Executive Officer

EXHIBIT INDEX

Exhibit No.             Description

16.1	Letter regarding change in certifying accountant from Russell Bedford Stefanou Mirchandani LLP, Certified Public Accountants to the United States Securities and Exchange Commission.